Cromwell Foresight Global Sustainable Infrastructure Fund
Schedule of Investments
March 31, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS - 95.09%
Digital Infrastructure - 18.55%
American Tower Corp.	7,747	$1,583,022
Cellnex Telecom SA	58,237	2,268,770
Chorus Ltd.	81,183	427,773
Cordiant Digital Infrastructure Ltd.	1,000,000	1,003,260
Crown Castle, Inc.	8,026	1,074,200
Digital Realty Trust, Inc.	11,017	1,083,081
Equinix, Inc.	2,070	1,492,553
		8,932,659
Diversified Infrastructure - 24.30%
3i Infrastructure PLC	625,481	2,425,069
BBGI Global Infrastructure SA	538,954	1,007,055
Hicl Infrastructure PLC	436,434	837,119
Infratil Ltd.	416,894	2,403,971
International Public Partnerships Ltd.	594,199	1,064,402
Samhallsbyggnadsbolaget i Norden AB	369,806	506,080
Sequoia Economic Infrastructure Income Fund Ltd.	1,074,683	1,069,084
Transurban Group	249,786	2,389,700
		11,702,480
Government Facilities - 4.27%
Easterly Government Properties, Inc.	149,493	2,054,034

Healthcare - 10.49%
Assura PLC	1,881,127	1,136,440
Healthcare Realty Trust, Inc.	86,297	1,668,121
Healthpeak Properties, Inc.	70,286	1,544,183
Vital Healthcare Property Trust	479,893	701,907
		5,050,651
Renewables - 37.48%
Boralex, Inc.	64,957	1,975,084
Brookfield Renewable Partners LP	82,319	2,591,192
Clearway Energy, Inc.	54,176	1,697,334
Encavis AG (a)	40,503	697,039
Greencoat Renewables PLC	1,256,554	1,486,971
Greencoat UK Wind PLC	616,262	1,194,921
Innergex Renewable Energy, Inc.	198,013	2,147,878
NextEra Energy Partners LP	24,794	1,506,236
Northland Power, Inc.	73,150	1,831,250
Octopus Renewables Infrastructure Trust PLC	860,478	1,012,010
Renewables Infrastructure Group Ltd.	776,458	1,199,327
Scatec ASA	106,150	708,192
		18,047,434
TOTAL COMMON STOCKS (Cost $48,033,580)		45,787,258

SHORT-TERM INVESTMENTS - 2.41%
U.S. Bank Money Market Deposit Account, 4.480% (b)	1,160,051	1,160,051
TOTAL SHORT-TERM INVESTMENTS (Cost $1,160,051)		1,160,051

Total Investments (Cost $49,193,631) - 97.50%		46,947,309
Other Assets in Excess of Liabilities - 2.50%		1,205,015
TOTAL NET ASSETS - 100.00%		$48,152,324

(a)	Non-income producing security.
(b)
The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of March 31, 2023.

Abbreviations:

AB	Aktiebolag is a Swedish term for a limited company or corportian that is managed by a board of directors.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ASA	Advanced Subscription Agreement is an equity instrument where investors ‘pre-pay’ for shares in a company.
LP	Limited Partnership is a business entity or formation that has at least one general partner and one or more limited partners.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	Société anonyme is a French term that refers to a public limited company which signifies that shareholders have limited liability.

Summary of Fair Value Exposure at March 31, 2023

FASB Accounting Standards Codification, “Fair Value Measurements” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of March 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks (1)	$23,384,608	$22,402,650	$-	$45,787,258
Short-Term Investments	1,160,051	-	-	1,160,051
Total Assets	$24,544,659	$22,402,650	$-	$46,947,309

(1) See the Schedule of Investments for industry classifications.